AMENDMENT NO. 4 AND CONSENT TO CREDIT AGREEMENT



     This Amendment No. 4 and Consent to Credit Agreement dated as of January 24, 1994 (this "Amendment") is entered into among
                           ---------
ANNTAYLOR, INC., a Delaware corporation (the "Borrower"), BANK OF
                                              --------
AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION and BANK OF MONTREAL, as Co-Agents (the "Co-Agents"), the financial
                             ---------
institutions party hereto (the "Lenders") and BANK OF AMERICA
                                -------
NATIONAL TRUST AND SAVINGS ASSOCIATION as agent for the Lenders
(the "Agent").
      -----

     WHEREAS, the parties hereto are party to that certain Credit
Agreement dated as of June 28, 1993 (as heretofore amended, the
"Credit Agreement"); and
 ----------------

     WHEREAS, the Borrower has requested the Lenders to amend certain provisions of the Credit Agreement and to consent to the terms and conditions of a securitization program for Receivables and the Lenders are willing to agree to such amendments and consent to such Receivables program.

     NOW, THEREFORE, on the terms and subject to the conditions set forth herein, the parties hereto hereby agree as follows:


                             ARTICLE I
                           DEFINED TERMS
                           -------------

     Unless otherwise defined herein, defined terms used herein shall have the meanings assigned to such terms in the Credit
Agreement.


                             ARTICLE II
                   AMENDMENTS TO CREDIT AGREEMENT
                   ------------------------------

     (1)  Addition to and Amendment of Definitions.
          ----------------------------------------

          (a)  The definitions of "Disposition" and "Receivables"
                                   -----------       -----------
     appearing in Section 1.01 of the Credit Agreement are hereby
                  ------------
     amended to read as follows:

               "'Disposition' shall mean (a) the sale, lease,
                 -----------
          conveyance or other disposition of Property to a Person other than the Borrower or any Restricted Subsidiary of the Borrower, including any Receivables Transaction (but excluding the sale or disposition of Cash Equivalents), and (b) the sale or transfer by the Borrower or ATSC or any Subsidiary of the Borrower or ATSC of any equity Securities issued by the Borrower or ATSC."

               "'Receivables'" shall mean and include all of the
                 -----------
          Borrower's presently existing and hereafter arising or acquired right, title and interest in and to (a) any rights to payment (the "Pool Receivables") from any Person (an "Obligor") whether constituting an account, chattel paper, instrument or a general intangible, arising under revolving credit card accounts established pursuant to contracts (the "Contracts") between the Borrower and each Obligor pursuant to which indebtedness may arise for the purchase of goods, including rights to payment of any interest or finance charges and other obligations of such Obligors with respect thereto, (b) all rights to, but not obligations under, all Contracts,
          (c) all rights in the merchandise (including returned merchandise), if any, relating to the sale which gave rise to any Pool Receivable, (d) all other security interests or liens and property subject thereto from time to time purporting to secure payment of a Pool Receivable, whether pursuant to the Contract related to such Pool Receivable or otherwise, (e) all UCC financing statements covering any collateral securing payment of any Pool Receivables, (f) all guarantees and other agreements or arrangements of whatever character from time to time supporting or securing payment of any Pool Receivable whether pursuant to the contract related to such Pool Receivable or otherwise, (g) all monies due or to become due with respect thereto, (h) all books and records related to any of the foregoing, and (i) all proceeds thereof (as defined in the Uniform Commercial
          Code) including funds received from or on behalf of the Obligors in payment of any amounts owed (including finance charges, interest and all other charges) in respect of the Pool Receivables or are applied to such amounts owed by the Obligors (including insurance payments to be applied to amounts owed in respect of any Pool Receivable)."

          (b)  New definitions of "Ongoing Receivables Sales" and
                                   -------------------------
     "Receivables Transaction" are hereby added to Section 1.01 of
      -----------------------                      ------------
     the Credit Agreement reading as follows:

               "'Ongoing Receivables Sales' shall mean sales of
                 -------------------------
          Receivables which do not result in an increase in the amount of outstanding loans, investments or purchases by any lender, investor or purchaser (other than any Subsidiary of the Borrower) in any Receivables Transaction over the highest such amount previously outstanding at any time under any Receivables Transaction."; and

               "'Receivables Transaction' shall mean a transaction
                 -----------------------
          which involves (a) sales of Receivables in connection with a public or private transfer of installment


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

          Receivables or credit card Receivables (including in connection with a securitization program) which transfer is recorded as a sale according GAAP or (b) loans made by a lender to the Borrower or a Subsidiary of the Borrower which loans are secured by Receivables, provided the
                                                  --------
          terms and conditions of such transaction are satisfactory to Lenders whose Pro Rata Shares in the aggregate are greater than 50% (whose approval shall not be unreasonably withheld or delayed)."

     (2)  Amendment of Mandatory Prepayment Provisions.
          --------------------------------------------

          (a)  Clause (i) of Section 2.06(b) of the Credit
               ----------    ---------------
     Agreement is hereby amended by adding the words "or as a result of a Receivables Transaction" after the word
     "securities" appearing on line five thereof.

          (b)  A new clause (v) is hereby added to paragraph (b) of
                     ----------                    -------------
     Section 2.06 of the Credit Agreement reading as follows and
     ------------
     present clauses (v) and (vi) thereof are hereby renumbered as
             -----------     ----
     clauses (vi) and (vii):
     ------------     -----

               "(v)  Simultaneously with the receipt by the
          Borrower of the Net Cash Proceeds of any Receivables Transaction (other than proceeds received from Ongoing Receivables Sales), the Borrower shall prepay the Term Loans to the extent outstanding in an amount equal to such Net Cash Proceeds; provided, however, that the
                                  -----------------
          Borrower may apply a maximum amount of $15,000,000 of Net Cash Proceeds received in connection with the first Receivables Transaction to occur after the Effective Date to prepay Revolving Loans to the extent outstanding."

          (c)  The first sentence of renumbered clause (vii) of
                                                ------------
     paragraph (b) of Section 2.06 of the Credit Agreement is
     -------------    ------------
     hereby amended to read as follows:

               "Prepayments under this Section 2.06(b)(i), (ii),
                                       -------------------------
          (iii) and (v) made after the Term Availability
          -----     ---
          Termination Date shall be applied to the repayment of the Term Loans pro rata across all remaining unpaid installments of the Term Loans."

     (3)  Amendment to Use of Proceeds Restrictions.
          -----------------------------------------

     Section 2.12 of the Credit Agreement is hereby amended to read
     ------------
as follows:

          "2.12  Use of Proceeds of the Loans.  The proceeds of the
                 ----------------------------
     Term Loans may be used only (a) to repay Indebtedness owed by the Borrower under the Existing Credit Agreement; (b) to redeem, repurchase and pay interest and premiums on the Bonds; and (c) to pay fees and expenses associated with the redemption or repurchase of the Bonds and the refinancing of the Existing Credit Agreement. The proceeds of the Revolving Loans may be used (i) for general corporate purposes; (ii) to repay Indebtedness owed by the Borrower under the Existing Credit Agreement; (iii) to purchase or make Restricted Payments to ATSC to repay or redeem outstanding Exchange Notes; and (iv) to prepay, redeem or purchase outstanding New Subordinated Notes (and interest, premiums, fees and expenses in connection therewith) in a maximum aggregate principal amount of $15,000,000, provided, however, that only up to a
                            -----------------
     maximum aggregate principal amount of $10,000,000 of New Subordinated Notes may be prepaid, redeemed or purchased prior to the consummation of the first Receivables Transaction to occur after the Effective Date."

     (4)  Amendment to Corporate Powers, Etc.
          ----------------------------------

     The second sentence of Section 7.02 of the Credit Agreement is
                            ------------
hereby amended to read as follows:

          "The Borrower will, and will cause each of its Subsidiaries to, transact business in its own name (and in any other name disclosed to the Agent in writing) and will invoice all accounts in its own name."

     (5)  Amendment to Permitted Indebtedness.
          -----------------------------------

     Section 8.01(e) of the Credit Agreement is hereby amended to
     ---------------
read as follows:

          "(e)  Indebtedness in connection with any Receivables
     Transaction;"

     (6)  Amendment to Sales of Assets Provisions.
          ---------------------------------------

     Section 8.02(a)(iii) of the Credit Agreement is hereby amended
     --------------------
to read as follows:

          "(iii)  Receivables Transactions;"

     (7)  Amendment to Permitted Liens Provisions.
          ---------------------------------------

     Section 8.02(b)(vii) of the Credit Agreement is hereby amended
     --------------------
to read as follows:

          "(vii) Liens in respect of Receivables sold pursuant to a Receivables Transaction;"

     (8)  Amendment to Permitted Investments.
          ----------------------------------

     Section 8.03(d) of the Credit Agreement is hereby amended to
     ---------------
read as follows:

          "(d) Investments in Subsidiaries if such Subsidiaries have been organized in connection with a Receivables
     Transaction; and investments in other Subsidiaries which are Restricted Subsidiaries in an amount not to exceed $1,000,000 in any Fiscal Year;"

     (9)  Amendment to Accommodation Obligations.
          --------------------------------------

     Section 8.04(iii) of the Credit Agreement is hereby amended to
     -----------------
read as follows:

          "(iii)  obligations in respect of any Receivables
     Transaction; and"

     (10) Amendment to Conduct of Business Provisions.
          -------------------------------------------

     Clause (d) of Section 8.06 of the Credit Agreement is hereby
     ----------    ------------
amended to read as follows:

          "any Receivables Transaction."


                            ARTICLE III
                 CONSENT TO RECEIVABLES TRANSACTION
                 ----------------------------------

     The Banks hereby consent to the terms and conditions of the proposed sale of Receivables as outlined in the letter attached hereto as Exhibit A.
          ---------


                             ARTICLE IV
          CONFIRMATION OF AUTHORITY TO RELEASE COLLATERAL
          -----------------------------------------------

     Each Lender hereby confirms, in accordance with Section
                                                     -------
11.11(d) of the Credit Agreement, the authority of the Agent to
- --------
release Collateral sold pursuant to any Receivables Transaction.


                             ARTICLE V
                    BORROWER SECURITY AGREEMENT
                    ---------------------------

     (1)  The second sentence of Section 4(b) of the Borrower
                                 ------------
Security Agreement is hereby amended by including the following at the end thereof:

          "4)   AnnTaylor Factory Stores."

     (2)  Annex I-A of the Borrower Security Agreement is hereby
          ---------
amended by including the following entry as the last entry thereof:

                                        Stock
                    Class of            Certificate    No. of
Issuer              Stock               No.            Shares
- ------              --------            -----------    ------

AnnTaylor Funding,  common                   1         100
Inc.

     (3)  Annex I-B of the Borrower Security Agreement is hereby
          ---------
amended to read as follows:

          "Subordinated Promissory Note dated as of January __,
     1994 by AnnTaylor Funding, Inc. to AnnTaylor, Inc."


                             ARTICLE VI
                   REPRESENTATIONS AND WARRANTIES
                   ------------------------------

     The Company hereby represents and warrants that after giving effect to this Amendment, the representations and warranties contained in Section 5.02 of the Credit Agreement (except for
             ------------
representations and warranties relating to a particular point in time) are true and complete in all material respects as if made on and as of such date and no Potential Event of Default or Event of Default has occurred and is continuing.


                            ARTICLE VII
                           MISCELLANEOUS
                           -------------

     (1)  Effectiveness.
          -------------

          This Amendment will become effective when the Agent has received counterparts hereof signed by the Borrower and the Requisite Lenders.

     (2)  Reference and Effect on the Loan Documents.
          ------------------------------------------

          (a) Upon the effectiveness of this Amendment as provided in Section (1) of this Article VII, each reference in the
        -----------         -----------
     Credit Agreement to "this Agreement", "hereunder", "hereof",
     "herein", or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) Except as specifically amended or waived above, the Credit Agreement and each other Loan Document shall remain in full force and effect and are hereby ratified and confirmed in all respects.

          (c) The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of any Lender or the Agent under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     (3)  Execution in Counterparts.
          -------------------------

     This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     (4)  Governing Law.
          -------------

     THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the date set forth above.

                                   ANNTAYLOR, INC.,
                                   as Borrower


                                   By: _______________________
                                   Title: ____________________


                                   BANK OF AMERICA NATIONAL TRUST
                                     AND SAVINGS ASSOCIATION,
                                   as Agent


                                   By: _______________________
                                   Title: ____________________


                                   BANK OF AMERICA NATIONAL TRUST
                                     AND SAVINGS ASSOCIATION,
                                   as Co-Agent


                                   By: _______________________
                                   Title: ____________________


                                   BANK OF MONTREAL,
                                   as Co-Agent


                                   By: _______________________
                                   Title: ____________________


                                   ARAB BANKING CORPORATION


                                   By: _______________________
                                   Title: ____________________


                                   BANK OF AMERICA NATIONAL TRUST
                                     AND SAVINGS ASSOCIATION


                                   By: _______________________
                                   Title: ____________________

                                   BANK OF MONTREAL


                                   By: _______________________
                                   Title: ____________________


                                   THE FIRST NATIONAL BANK
                                     OF BOSTON


                                   By: _______________________
                                   Title: ____________________


                                   FLEET BANK, N.A.


                                   By: _______________________
                                   Title: ____________________


                                   THE FUJI BANK, LIMITED


                                   By: _______________________
                                   Title: ____________________


                                   GIROCREDIT BANK, NEW YORK BRANCH


                                   By: _______________________
                                   Title: ____________________


                                   THE INDUSTRIAL BANK OF
                                     JAPAN, LIMITED


                                   By: _______________________
                                   Title: ____________________


                                   THE LONG-TERM CREDIT BANK
                                     OF JAPAN, LIMITED, NEW YORK
                                     BRANCH


                                   By: _______________________
                                   Title: ____________________

                                   MIDLANTIC NATIONAL BANK


                                   By: _______________________
                                   Title: ____________________


                                   NATWEST USA CREDIT CORP.


                                   By: _______________________
                                   Title: ____________________


                                   PNC BANK, NA


                                   By: _______________________
                                   Title: ____________________


                                   SHAWMUT BANK, N.A.


                                   By: _______________________
                                   Title: ____________________


                                   UNITED STATES NATIONAL
                                     BANK OF OREGON


                                   By: _______________________
                                   Title: ____________________





















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